                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JUNE 5, 2002
                                                           ------------



                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                       1-13232                84-1259577
 -------------------------------         ------------        -------------------
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)



     2000 SOUTH COLORADO BOULEVARD, TOWER TWO,
              SUITE 2-1000, DENVER, CO                         80222-7900
     -----------------------------------------                 ----------
      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (303) 757-8101
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

                  On June 5, 2002, Apartment Investment and Management Company ("AIMCO") completed the sale of 8,000,000 shares of its Class A Common Stock in an underwritten public offering for which Morgan Stanley & Co. Incorporated acted as underwriter. AIMCO also gave the underwriter an option to purchase 1,200,000 additional shares of the Class A Common Stock to cover overallotments. The sale was made pursuant to an Underwriting Agreement, dated May 30, 2002, a copy of which is included as Exhibit 1.1 to this report and incorporated herein by reference.

                  The net proceeds to AIMCO from the sale of the shares of Class A Common Stock, after deducting estimated expenses of $150,000 and underwriting discounts and commissions of $2,240,000, were approximately $369,210,000. The net proceeds were invested in the AIMCO operating partnership, which will use approximately $279,500,000 of such net proceeds to repay the AIMCO operating partnership's outstanding indebtedness under its revolving credit facility. The AIMCO operating partnership will use the remaining net proceeds to prepay a term loan, the proceeds of which were used to fund the acquisition of Casden Properties Inc. in March 2002. In addition, the AIMCO operating partnership may borrow funds under the revolving credit facility to prepay all or some of the remaining balance of the term loan.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed with this report:

Exhibit
Number            Description
-------           -----------

1.1               Underwriting Agreement, dated May 30, 2002, by and among
                  Apartment Investment and Management Company, a Maryland corporation, AIMCO Properties, L.P., a Delaware limited partnership, and Morgan Stanley & Co. Incorporated, as
                  Underwriter.

5.1 Opinion of Piper Rudnick LLP regarding the validity of the Class A Common Stock.

23.1              Consent of Piper Rudnick LLP (included in Exhibit 5.1)

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APARTMENT INVESTMENT AND
                                         MANAGEMENT COMPANY



Date: June 5, 2002                       By: /s/ Paul J. McAuliffe
                                             -----------------------------------
                                             Paul J. McAuliffe
                                             Executive Vice President and Chief
                                             Financial Officer

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


Exhibit
Number          Description
-------         -----------

1.1               Underwriting Agreement, dated May 30, 2002, by and among
                  Apartment Investment and Management Company, a Maryland corporation, AIMCO Properties, L.P., a Delaware limited partnership, and Morgan Stanley & Co. Incorporated, as
                  Underwriter.

5.1 Opinion of Piper Rudnick LLP regarding the validity of the Class A Common Stock.

23.1              Consent of Piper Rudnick LLP (included in Exhibit 5.1)